LEASE AGREEMENT







                   LANDLORD: BANSGROVE LIMITED, a BVI company




                   TENANT: UNIVERSAL BEVERAGES HOLDINGS CORP.


                               DATED: June 1, 2002


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                                 LEASE AGREEMENT



          This Lease Agreement (the "Lease") is entered into as of the 1st day of June 2002, by and between Bansgrove Limited, a BVI Company, (the "Landlord"), and Universal Beverages Holding Corporation, a Florida company ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -


     1. Definitions and Basic Provisions. Certain definitions and provisions (the "Basic Lease Information") of this Lease are:

          1.1 Lease Date:        June 1, 2002

          1.2 Tenant:            Universal Beverages Holding Corporation

          1.3 Tenant's  Address: 1584 The Greens Way
                                 Suite 1
                                 Jacksonville  Beach, FL 32250
                                 Attn: President

              with a copy to:    G. Alan Howard, Esq.
                                 50 North Laura Street
                                 Suite 2750
                                 Jacksonville, FL 32202
                                 Tel: (904) 357-3660
                                 Fax:(904) 357-3661

          1.4 Landlord:          Bansgrove Limited

          1.5 Landlord's
              Address:           c/o Moscowitz Moscowitz & Magolnick, P.A.
                                 1111 Brickell Avenue
                                 Suite 2050
                                 Miami, FL 33131

              with a
              copy to:           Joel S. Magolnick, Esq.
                                 Moscowitz Moscowitz & Magolnick, P.A.
                                 1111 Brickell Avenue
                                 Suite 2050
                                 Miami, FL 33131

          1.6 Premises:          3301 Main Street, Leesburg, Florida

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          1.7 Lease Term:  The term of the Lease shall  commence on June 1, 2002
     (the "Commencement Date"), and terminate on May 31, 2004 (the "Expiration Date").

          1.8 Base Rent: Eighteen Thousand Five Hundred Dollars ($18,500.00) per month for the first six (6) months, then Twenty Two Thousand Five Hundred Dollars ($22,500.00) per month for the following six (6) months, and thereafter, Eighteen Thousand Dollars ($18,000.00) per month for the balance of the lease term.

          1.9 Permitted Use: General Office Purposes/ Bottling Plant.


     2. Lease Grant.
        -----------

          2.1 In consideration of the Rent (as hereinafter defined) to be paid and the other covenants and agreements to be performed by Tenant, Landlord does hereby lease, demise and let unto Tenant the Premises, more fully described in Exhibit "A" attached hereto and incorporated herein by
                    -----------
     reference, commencing on the Commencement Date and ending on the last day of the Lease Term, unless sooner terminated as herein provided. No easement for light, air or view is granted, given or implied herein.

          2.2 The Premises are being leased in AS/IS condition, with no warranties, representations or promises by Landlord as to any aspect of the Premises.

     3. Rent.
        ----

          3.1 Tenant agrees to pay to Landlord in advance on or before the first day of each month the Base Rent (as set forth in Section 1.8 above), subject to adjustment as hereinbefore provided, without deduction or set off, for each month of the entire Lease Term, at the Landlord's address as set forth herein. Pro-rated for the current month shall be due and payable by Tenant to Landlord upon execution of this Lease, and a full monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the Commencement Date during the Lease Term. Base Rent for any period of less than a full month shall be prorated, based on one thirtieth (1/30) of the current Base Rent for each day of the partial month this Lease is in effect.

          3.2 In addition to and along with the monthly installments of Base Rent pursuant to Subsection 3.1 hereof, Tenant shall pay to Landlord an amount equal to the sum of all taxes on Rent directly or indirectly imposed by any government entity (the "Rent Tax") as Additional Rent.

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          3.3 If any  installment  of the Base  Rent,  or any other sums owed by
     Tenant to Landlord under this Lease, is not received within five (5) days after the due date thereof, more than once during each Lease Year, without implying Landlord's consent to such late payment, or if Landlord pays a sum on behalf of or for Tenant (which Landlord may do in Landlord's sole and absolute discretion), and Landlord is not repaid such sum within ten (10) days after demand therefor is made, Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Base Rent or such other sum owed, a late payment charge equal to five (5%) percent of the Base Rent or such other sums owed; provided, however, that with regard to nonrecurring items only, Landlord has delivered to Tenant the bill therefore on or before the 25th of the immediately preceding month (for payments due on the first of the month) or given Tenant written notice of such charge as otherwise set forth in this Lease. Said late payment charge shall constitute liquidated damages and shall be for the purpose of reimbursing Landlord for additional costs and expenses which Landlord expects to incur in connection with the handling and processing of late installment payments of the Base Rent and such other sums owed by Tenant to Landlord hereunder. If there is a late payment by Tenant, the damages resulting to Landlord will be difficult to ascertain precisely, and the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages and does not constitute interest. Notwithstanding the foregoing, such late charges shall not apply to any sums that may have been advanced by Landlord to or for the benefit of Tenant pursuant to this Lease. If any check delivered to Landlord by Tenant in payment of Base Rent or Additional Rent is not honored by the financial institution upon which such check was drawn and is returned to Landlord for any reason whatsoever, Landlord may impose, as Additional Rent, a returned check service charge of $15.00 or the actual charges imposed on Landlord as the result of such returned check, whichever is greater, each time a check is not honored and returned to Landlord. Such returned check service charge shall be in addition to and not in lieu of any late payment charge. If any two (2) checks delivered to Landlord by Tenant during the Lease Term in payment of Base Rent or Additional Rent are not honored by the financial institution upon which such checks were drawn are returned to Landlord for any reason whatsoever, Landlord may require, upon written notice to Tenant, that any and all subsequent payments of Base Rent or Additional Rent be made by either cash, money order or cashier's check for the balance of the Lease Term.

          3.4 All sums other than Base Rent payable by Tenant to Landlord under this Lease shall constitute "Additional Rent". Base Rent and Additional Rent are herein referred to collectively as "Rent". All Rent due hereunder not paid by Tenant within ten (10) days after the due date thereof, shall bear interest from the eleventh (11th) day of the month until paid in full at a rate equal to the lesser of: (a) the prime interest rate in effect from day to day at Bank of America/Nations Bank of Florida, plus three (3) percentage points; or (b) the maximum legal rate allowed by law (the "Default Rate"); provided, however, that with regard to nonrecurring items only, Landlord has delivered to Tenant the bill therefore on or before the 25th of the immediately preceding month (for payments due on the first of the month) or given Tenant written notice of such charge as otherwise set forth in this Lease. If more than the maximum legal rate of interest should ever be collected with regard to any sum due hereunder, said excess amount shall be credited against future payments of Rent accruing thereafter. If no such further Rent accrues hereunder, said excess sums shall be promptly refunded by Landlord to Tenant upon demand by Tenant.

          3.5 No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction. Landlord may accept such check of payment without prejudice to Landlord's right to recover the balance or to pursue any other remedy.

     4. Consumer Price Index Increases. Intentionally Omitted.
        ------------------------------  =====================


     5. Landlord's Representations.
        --------------------------

          Landlord represents and warrants to Tenant that the Landlord is the sole fee simple owner of the Property, including the Building and any parking areas associated therewith. Landlord further represents and warrants to Tenant the following: (i) For so long as Tenant is in good standing under this Lease, Tenant shall have commercially reasonable access to the Premises and the parking areas on a twenty-four hours a day, seven-day-week basis; and (ii) this Lease has been duly authorized, executed and delivered by and on behalf of Landlord and constitutes the valid and binding agreement of Landlord enforceable in accordance with the terms hereof.

     6. Insurance
        ---------

         Tenant shall be responsible for procuring and maintaining insurance in accordance with the requirements of Section 24.

     7. Reimbursement for Operating Costs. Intentionally omitted.
        ---------------------------------

     8. Permitted Use. Tenant shall use the Premises only for the Permitted Use.
        -------------
Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor shall Tenant use, store, or discharge any "Hazardous Material" as defined in
Section 45 hereof, nor permit anything to be done which will in any way increase the rate of insurance on the Building or contents; and if, by act of Tenant, there is any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct, then such acts of Tenant shall be an event of default hereunder and Tenant shall pay to Landlord the amount of such increase within ten (10) days of written demand therefore. Acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies of bodies having jurisdiction thereof) with reference to its use, the condition of or its occupancy of the Premises as well as the provisions of all recorded documents affecting the Building which have been furnished by Landlord to Tenant. Tenant will not, without the prior consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, paint, install lighting or install any signs, window or door lettering or advertising media on the exterior, or in a location that is visible from the exterior of the Premises. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot that such floor was designated to carry or which is allowed by law. Landlord hereby reserves the right to prescribe the weight and position of all safes or other unusually heavy equipment that must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient in Landlord's judgment to absorb and prevent transmission of vibration, noise and annoyance. Tenant shall not install or use in the Premises any electrical machinery or appliances that in Landlord's sole judgment may overload the electrical wiring or equipment capacity in the Premises or the Building. Tenant shall be responsible for the cost of making any alterations or repairs to the Premises required by the provisions of the Americans with Disabilities Act ("ADA"). of 1990, 42 U.S.C. 12101 et.seq. ("ADA") and/or the Florida Americans with Disabilities Accessibility Implementation Act ("Florida ADA"), and all regulations promulgated thereunder or other governmental laws at all times during the Lease Term following the Commencement Date.

     9. Tenant's Repairs and Alterations
        --------------------------------

          9.1 Tenant will not deface or injure the Building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees, normal wear and tear damage due to fire, casualty or condemnation or Acts of God excepted. Tenant shall take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant shall keep the Premises, including all fixtures installed by Tenant, in good condition, and shall make all necessary non-structural repairs except those caused by reasonable wear and tear, fire, casualty, condemnation or acts of God . The performance by Tenant of its obligations to maintain and make repairs shall be conducted only by contractors and subcontractors consented to by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, and Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord reasonably requires in connection with such maintenance and repair. Tenant shall prohibit any contractor it engages or subcontractor or material suppliers engaged through such contractor from filing any notice or notices of commencement of public record as a part of or in connection with work on the Premises, unless such notice is restricted to Tenant's leasehold estate. Tenant hereby further covenants and agrees to provide Landlord with copies of any notices Tenant receives in connection with such work.

          9.2 If Tenant fails to make the repairs described above within fifteen
     (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair, and Tenant shall, upon written notice therefor, pay Landlord for the cost thereof. At the end or other termination of this Lease, Tenant shall deliver the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted; and shall deliver to Landlord all keys to the Premises.

          9.3 Tenant will not make or allow to be made any structural alterations or physical additions in or to the Premises or any other alterations or physical additions in or to the Premises in excess of $10,000.00 without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. All alterations, additions or improvements (whether temporary or permanent in character, however, excluding Tenant's movable office furniture, trade fixtures and equipment) made in or upon the Premises by Landlord or Tenant shall be Landlord's property on termination or expiration of this Lease and shall remain on the Premises without compensation to Tenant, provided that Landlord, at its option, may by notice to Tenant at the time of the granting by Landlord's consent thereto, require Tenant to remove any such alterations, additions or improvements at Tenant's cost and restore the Premises to the condition of the Premises at the Commencement Date, normal wear and tear excepted. All movable or trade furniture or fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant elects, and shall be removed by Tenant at Tenant's sole cost, if required by Landlord, or if not removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the structure of the Building or the plumbing, electrical or other utilities.

          9.4 There shall be no allowance to Tenant for a diminution of rental value of the Premises and no liability on the part of Landlord for inconvenience, annoyance or injury to business arising from Landlord or others making any repairs, alterations, additions, or improvements in or to any portion of the Project or the Premises, or in or to any fixtures or personal property attached thereto or located therein, provided that Tenant's use and enjoyment of the Premises is not materially interfered with.


     10. Subletting and Assigning.
         ------------------------

          10.1 Tenant shall not assign, mortgage or encumber this Lease, nor sublet, suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If this Lease is assigned, or if the Premises or any part hereof be sublet or occupied by anyone other than Tenant, without Landlord's prior consent when such consent is required and not specifically excluded, Landlord may collect from the assignee, subtenant or occupant, and apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be a waiver of this covenant, or the acceptance of the assignee, subtenant or tenant, or a release of Tenant from the further performance of its covenants herein contained. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining Landlord's written consent to any further assignment or subletting.

          10.2 For the purposes of this Lease, an "assignment" shall be deemed to include the following: If Tenant is a corporation, any dissolution, merger or consolidation, or other reorganization of Tenant, or the sale of more than 81% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors shall be deemed an assignment.

          10.3 Tenant shall reimburse Landlord on demand for any reasonable costs that Landlord may incur in connection with any requested assignment or sublease, including the reasonable costs of investigating the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent.

          10.4 No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of its obligations hereunder.

     11. Indemnity. Tenant will indemnify and save harmless Landlord of and from
         ---------
all fines, suits, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the Premises to the extent caused by the negligence or misconduct of, or breach of the Lease by Tenant, its employees, subtenants, invitees or by any other person entering the Premises, the Building, or the Project under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by other tenants of the Building or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever.

     12. Subordination and Mortgagee's Right to Cure Landlord's  Defaults.  This
         ----------------------------------------------------------------
Lease and all rights of Tenant hereunder shall be subject and subordinate to any deeds to secure debt, mortgages or any other instruments of security, as well as to any ground leases, that now or hereafter cover all or any part of the

Building, the land situated beneath the Building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such instruments. This provision shall be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgement of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of this Section, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such instruments to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such instruments, or sale of the Building pursuant to any such instruments, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale. Tenant shall upon demand at any time or times before or after any such foreclosure sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the reasonable judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment. Provided that Tenant has failed to comply with the terms and provisions hereof, Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

     13. Inspection. Upon reasonable advance written notice to Tenant and during
         ----------
normal business hours (or, in any emergency, at any hour) and with such notice as may be reasonable under the circumstances, Landlord or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of the Premises to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction, provided, however, Landlord shall use best efforts not to unreasonably interfere with Tenant in the conduct of its business in the Premises.

     14. Condemnation.  If (a) the Premises,  or any part thereof, or (b) if the
         ------------
Building or any portion of the Building (including the parking), leaving the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes (on a permanent or temporary basis), or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate and the Base Rent and Additional Rent shall be prorated and adjusted as of such date. All compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by

Tenant; provided, however, Tenant shall be entitled to receive a separate award attributable to its relocation costs and its tenant improvements so long as any such separate award does not represent the value of the loss of the Tenant's leasehold estate or otherwise reduce the amount of the award that would have otherwise been made payable to Landlord.

     15.  Casualty.  If the  Building  is  totally  destroyed  by fire or  other
          --------
casualty or if the Premises or Building is so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Landlord or Tenant may at its option terminate this Lease, in which event the Rent shall be abated during the unexpired portion of this Lease effective from the date of such damage. If the Building or the Premises are damaged by fire, tornado or other casualty covered by Tenant's insurance, but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, Landlord shall within ninety (90) days after the date of such damage commence to rebuild or repair the Building and/or Premises and proceed with reasonable diligence to restore the Building and/or Premises to not less than substantially the same condition in which it was immediately prior to the casualty, except
Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant in the Premises. There shall be a fair diminution of Base Rent and Additional Rent during the time the Premises are unfit for occupancy until the Premises are substantially completed and restored by Landlord to substantially the same condition they were in as of the Commencement Date. In the event of restoration by Landlord, (i) Landlord shall advise Tenant in writing of its good faith estimate of the time necessary to ensure the restoration; and (ii) all restoration by Landlord shall be commenced and completed utilizing diligent efforts. Landlord shall use its best efforts to prepare the necessary plans and specifications and apply for the issuance of a building permit as soon as possible following destruction.

     If any mortgagee under a deed to secure debt, security agreement or mortgage requires the insurance proceeds be applied against the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant; however, Landlord shall notify Tenant within thirty (30) days after any such mortgagee gives a notice to Landlord of such election to apply such proceeds against the mortgage debt, of the fact that such mortgagee has done so. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     16.  Holding  Over.  Should  Tenant  hold  over in the  Premises  after the
          -------------
expiration of the Lease Term, unless otherwise agreed to in writing by Landlord, such holding over shall constitute a tenancy at will, at a daily rental equal to one hundred and fifty percent (150%) of the daily Rent payable for the last month of the Lease Term, and Tenant shall pay to Landlord all damages that Landlord may suffer on account of Tenant's failure to surrender to Landlord possession of the Premises, and Tenant will indemnify and save Landlord harmless from and against all claims made by any succeeding tenant of the Premises against Landlord because of Landlord's delay in delivering possession of the Premises to said succeeding tenant resulting from the holdover by Tenant of the Premises. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

     17. Taxes on Tenant's Property. Tenant shall be liable for all taxes levied
         --------------------------
or assessed against personal property, furniture or fixtures placed by Tenant in the Premises (herein called "Tenant's Property"). If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord within ten (10) days following Landlord's written demand therefor that part of such taxes for which Tenant is primarily liable hereunder.

     18. Events of Default.  The following  shall be events of default by Tenant
         -----------------
under this Lease:

          18.1 Tenant shall fail to pay within thirty (30) days of when due any Rent or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with the Building).

          18.2 Tenant shall fail to comply with or observe any other provision of this Lease following ten (10) days prior written notice or such longer period of time as may reasonably be require if such Event of Default cannot practicably be cured during such ten (10) day period, provided that Tenant has commenced such cure during the ten (10) day period and uses diligent efforts to effectuate such cure (or any other lease now or hereafter executed by Tenant in connection with the Building).

          18.3 Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

          18.4 Any voluntary or involuntary petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the Federal Bankruptcy Act, as amended from time to time, or under any similar law or statute of the United States or any State thereof which is not discharged or played within 90 days after the date of such filing; or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

          18.5 A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder which is not discharged or played within 90 days after the date of such filing.

          18.6 (Intentionally omitted).

          18.7 Any writ of execution, attachment, or garnishment shall be levied against any interest of Tenant in this Lease, the Premises, or any property located in the Premises.

     19.  Remedies.  If Tenant  defaults  under this Lease beyond any applicable
          --------
notice and/or all periods, then without any further notice or demand to Tenant whatsoever, Landlord shall have the right (but not any duty) to exercise, on a cumulative basis, any or all of the following remedies:

          19.1 Landlord may continue this Lease in full force and effect, and proceed to collect all Rent when due.

          19.2 Without prejudice to any other remedy which Landlord may have, to the extent permitted pursuant to Florida law, Landlord may continue this Lease in full force and effect and may peacefully enter the Premises under full and free license from Tenant, to expel or remove Tenant and any others who may be occupying or within the Premises, to remove any and all property therefrom without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer and relet all or any portion thereof to other parties for Tenant's account. At any time or from time to time after any such termination of Tenant's possession, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms and on such conditions as Landlord, in its sole discretion, may determine, and may collect and receive the rents therefore. Subject to
     Landlord's obligation to use reasonable diligence to mitigate damages for which Tenant may be liable, Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting, and Tenant acknowledges that Landlord will use its efforts to first lease other premises in the Building before attempting to relet the Premises. Landlord shall not be required to accept any proposed new tenant offered by Tenant. Tenant shall pay to Landlord on demand all costs Landlord incurs in entering the Premises and reletting them, including, without limitation, brokers' commissions, expenses of repairs and remodeling, attorneys' fees, and all other actual costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. If Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when received by Landlord, the actual reasonable expenses incurred or paid by Landlord in terminating this Lease and in securing possessions thereof, as well as the reasonable expenses of reletting, including, brokers' commissions, attorneys' fees and all other reasonable expenses properly chargeable against the Premises and the rental therefrom.

          19.3 Landlord may, without any notice or demand whatsoever, terminate Tenant's rights under this Lease, including Tenant's Purchase Option as described in section 53, at any time in accordance with Florida law. From and after any such termination, Landlord shall have the right to recover from Tenant all costs, expenses, losses and damages caused by, resulting from or incurred in connection with said default and/or termination including, but not limited to:

               19.3.1 An amount equal to all unpaid Rent that had accrued prior to the time of termination of this Lease including any late payment charges due.

               19.3.2 An amount equal to (a) the amount of Rent that would have accrued under this Lease between (i) the date of termination of this Lease, and (ii) the date the calculation is made under this Subsection
          19.3.2 if this Lease had not been so terminated; less (b) any net amounts of rent actually received by Landlord with respect to such time period; plus

               19.3.3 An amount equal to (a) the present value of all Rent (assuming that the Additional Rent payable hereunder for the future will be the same as for the most recent Lease Year) which would have accrued under this Lease had this Lease not been terminated, for the period of time between (i) the date of calculation of the amounts due under Subsection 19.3.2, and (ii) the date the Lease Term would have expired if this Lease had not been so terminated; less (b) the present value of rent at that time being actually collected for comparable leases in the immediate geographic area of the Project; and

               19.3.4 An amount equal to (a) all actual costs and expenses, including but not limited to attorneys' fees, that have been incurred by Landlord prior to the date the calculation of said amounts is made, plus (b) the present value of all costs and expenses, including but not limited to attorneys' fees, that with reasonable certainty are likely to be incurred thereafter by Landlord, which are reasonably necessary to compensate Landlord for all economic losses proximately caused by Tenant's default.

     In computing the present value of amounts for purposes of this Subsection 19.3, a reasonable discount factor shall be used.

          19.4 Landlord may seek the appointment of a receiver to take possession of and relet the Premises, in accordance with Subsection 19.2, provided that Landlord complies with the established requirements of law. Tenant shall pay to Landlord on demand all costs Landlord incurs in connection therewith.

          19.5 Landlord may cure any default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum to cure any default, the sum so paid by Landlord shall be immediately due from Tenant to Landlord within ten (10) days following Landlord's written request therefor, and shall bear interest at the Default Rate from the date paid by Landlord until Landlord shall have been reimbursed by Tenant. Said sum, together with interest thereon, shall be Additional Rent.

          19.6 Landlord may exercise any or all other rights or remedies available at law or equity, including, without limitation, the right to obtain restraining orders, injunctions and decrees of specific performance.

          19.7 Landlord may obtain an injunction by any court of competent jurisdiction restraining any threatened breach or any continuing breach of any of Tenant's covenants hereunder. 19.8 Any right granted in this Section 19 to Landlord in the event of a default by Tenant hereunder shall apply to any extension or renewal of this Lease. No act or thing done by Landlord or Landlord's employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises. No waiver by Landlord of any default of Tenant hereunder shall be implied from any inaction by Landlord on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. The receipt by Landlord of Rent with knowledge of the breach of any covenant of Tenant contained in this Lease shall not be deemed a waiver of such breach. If on the Commencement Date or thereafter during the Lease Term, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of any other lease(s) with Landlord or with Landlord's predecessor in interest, Landlord may, at Landlord's option and without notice to Tenant, add the amount of such arrearages to any monthly installment of Base Rent or Additional Rent payable hereunder and the same shall be payable to Landlord as Additional Rent.

          19.9 If Landlord fails to perform or observe any covenant, term, provision or condition of this Lease and such default should continue beyond the period of thirty (30) days (or such longer period of time as may be reasonably necessary to remedy such default provided that Landlord has commenced such cure during the thirty (30) day period and uses diligent efforts to effectuate such cure within a reasonable period of time), after in each instance written notice (the "notice") thereof is given by Tenant to Landlord (and a copy of said notice to be sent simultaneously therewith to Landlord's mortgagee, if any) then, in such event, Tenant shall have the right, if such default shall continue uncured, to commence such actions at law or in equity to which Tenant may be entitled. Notwithstanding anything contained herein to the contrary, Tenant may not take any action to remedy any default by Landlord without first being given an order by a court of competent jurisdiction to take such action. Tenant shall have no right to terminate the Lease as the result of or relating to any Landlord default.

     20. Attorneys' Fees. With respect to any default, failure to perform or any
         ---------------
other dispute between Tenant and Landlord arising out of this Lease, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees, which shall include, but not be limited to, such fees incurred prior to institution of litigation or in litigation, including trial and appellate review, and in arbitration, bankruptcy or other administrative or judicial proceeding.

     21.  Security  Interest.  In addition  to the  statutory  landlord's  lien,
          ------------------
Landlord shall have and Tenant hereby grants to Landlord, a valid security interest to secure payment of all Rent becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement or condition contained herein, upon all fixtures and improvements of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent, which consent shall not be unreasonably withheld, conditioned or delayed, of Landlord until all arrearages in Rent and all other sums of money then due Landlord hereunder shall first have been paid and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any fixtures and improvements of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase said property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 27 of this Lease at least fifteen (15) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the debts secured by the security interest granted in this Section 21. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the said property and the proceeds thereof under the provisions of the Uniform Commercial Code in force in the state. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Notwithstanding the foregoing, Landlord agrees to subordinate the Landlord's lien to any lien or other security interest which secures the payment of the deferred portion of the purchase price of any furnishings, equipment or fixtures of Tenant placed in or on the Premises, or any blanket lien or other security interest which secures Tenant's payment of money or other obligations, provided any such subordination instruments requested by any such lender is reasonably satisfactory in form and content to Landlord and counsel of Landlord and includes reasonable assurances that any such lender removing any property of Tenant from the Premises shall notify Landlord in writing prior to such removal, shall repair any damage to the Premises occasioned by such removal and that such lender shall remove any such property from the Premises within five (5) days after termination of the Lease.

     22. Liens.  Tenant will not permit any lien to be placed upon the Premises,
         -----
the Building or any improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant. All persons contracting with Tenant for the construction and installation of improvements to or alteration or repair of the Premises and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look to Tenant's interest in the Premises only to secure payment of any bill for work done or materials furnished during the Lease Term. In the case of the filing of any such lien, Tenant will promptly pay or otherwise discharge the same. If default in payment or discharge thereof shall continue for twenty (20) days after notice thereto from Landlord to Tenant, Landlord shall have the right at Landlord's option of paying the same without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much Additional Rent hereunder due from Tenant to Landlord and shall be repaid to Landlord within ten (10) days of Landlord's demand therefor.

     23. Waiver of Subrogation.  Each party to this Lease (the "Waiving  Party")
         ---------------------
hereby waives any cause of action it might have against the other party hereto on account of any loss or damage that is covered by any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured, it being understood and agreed that this provision is cumulative of Section 10 hereof. Tenant shall require its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against Landlord.

     24. Insurance
         ---------

          24.1 Tenant shall be responsible for procuring insurance covering the Premises, (including the Building and any and all improvements, furniture, fixtures, equipment, supplies, inventory, contents and other property owned, leased, held or possessed by Tenant and contained therein, against fire and such other risks as are normally included in the broadest form of "all perils" coverage, insuring in an amount of not less than one hundred (100%) percent of the replacement cost thereof. The insurance shall provide protection against all perils included within the classification of fire, casualty, extended coverage, vandalism, malicious mischief, special extended peril (all risk), boiler and machinery, flood, glass breakage and sprinkler leakage, and naming Landlord as loss payee as its interest may appear.

          24.2 Tenant shall also procure general liability insurance, other insurance or self insurance against claims for injury to persons and property occurring on the Property and Building, such insurance to be in a single limit of not less than Five Million ($5,000,000) Dollars or other limit as Landlord deems reasonable. To the extent the Premises are covered by liability insurance maintained by both Tenant and Landlord, Tenant's liability insurance shall be primary with respect thereto.

          24.3 worker's compensation insurance required by applicable law;

          24.4 comprehensive or commercial general liability insurance on an occurrence basis for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use, or occupancy of the Premises, and covering Tenant's indemnification obligations imposed by Paragraph 15 of this Lease, the limits of such policy or policies to be in amounts not less than Three Million and No/100 Dollars ($3,000,000) in primary liability coverage and Two Million and No/100 Dollars ($2,000,000) in excess liability coverage; and

     All policies of insurance, other than self insurance, required from Landlord in this Section shall be issued by insurance companies with general policyholder's rating of "A" or "A-"" as rated in the most current available "Best's Insurance Reports". All said insurance policies shall be carried with companies licensed to do business in the State of Florida reasonably satisfactory to Landlord and shall be noncancellable except after thirty (30) days written notice to Landlord. Each policy shall name Landlord, Landlord's property manager and any other person designated by Landlord as additional insureds, except for all risks property insurance which shall name Landlord as a loss payee, and provide that it is primary to, and not contributing with, any policy carried by Landlord, Landlord's property manager, or other designated person covering the same loss.

     Landlord retains the right, in its sole discretion, to increase the amount of insurance required to be carried by Tenant not more frequently than annually based on such factors as inflation, Tenant's insurance claims history, the advice of Landlord's insurance advisors and any other relevant factors provided such increases are reasonably imposed by Landlord. Tenant shall have included in all policies of insurance obtained by it with respect to the Building or Premises a waiver by the insurer of all right of subrogation against Landlord and Landlord's agents in connection with any loss or damage insured against. To the full extent permitted by law, Tenant waives all right of recovery against Landlord and Landlord's agents, and agrees to release the Landlord from liability for loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage.

     If Tenant fails to take out or keep in force any insurance required to be carried by Tenant, or to provide evidence of the same, Landlord shall have the right, but shall not be obligated, to obtain such insurance at the sole cost and expense of Tenant, and Tenant shall reimburse Landlord for the cost thereof upon demand. If, due to the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor from Landlord and evidence of such loss. Landlord makes no representation that the minimum limits of liability specified to be carried by Tenant hereunder are adequate to protect Tenant.

     25. Landlord and Tenant warrant that neither party has had any dealings with any broker or agent in connection with the negotiation or execution of this Lease and Landlord and Tenant agree to indemnify each other against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under the other party t, other than with the brokers specifically identified above.

     26.  Estoppel  Certificates.  Tenant  shall  furnish from time to time when
          ----------------------
requested by Landlord or the holder of any deed to secure debt or mortgage covering the Building, the Premises, or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such certifications and representations deemed appropriate by Landlord or the holder of any deed to secure debt or mortgage covering the Building, the Premises or any interest of Landlord therein, and Tenant shall, within ten (10) days following receipt of said certificate from Landlord, return fully executed copy of said certificate to Landlord. If Tenant fails to return a fully executed copy of such certificate to Landlord within said period, Tenant shall have approved and confirmed all of the provisions contained in such certificate. Landlord also agrees, upon Tenant's written request, to execute a certificate, in a form reasonably acceptable to Landlord, certifying the terms and status of this Lease.

     27.  Notices.  Each  provision of this Lease,  or of any  applicable  laws,
          -------
ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          27.1 All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Address set forth in Section 1.5 or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith, and

          27.2 Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) or by recognized overnight carrier, addressed to the parties hereto at the respective addresses set forth in Article 1 or at such other address as either of said parties shall have theretofore specified by written notice delivered in accordance herewith.

     28. Force Majeure. When a period of time is prescribed for any action to be
         -------------
taken by Landlord, Landlord shall not be liable or responsible for and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

     29.  Severability.  If any clause or  provision  of this Lease is  illegal,
          ------------
invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     30. Amendments;  Binding Effect. This Lease may not be altered,  changed or
         ---------------------------
amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     31. Quiet  Enjoyment.  Provided  Tenant has  performed all of the terms and
         ----------------
conditions of this Lease taking into account any and all applicable notice and cure periods, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this Lease.

     32.  Gender.  Words  of any  gender  used in this  Lease  shall be held and
          ------
construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     33.  Joint and Several  Liability.  If there is more than one  Tenant,  the
          ----------------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     34. Captions.  The captions  contained in this Lease are for convenience of
         --------
reference only, and in no way limit or enlarge the terms and conditions of this Lease.

     35. Exhibits and Attachments. All exhibits, attachments, riders and addenda
         ------------------------
referred to in this Lease are incorporated into this Lease and made a part hereof for all intents and purposes.

     36. No Joint  Venture.  Landlord and Tenant are not and shall not be deemed
         -----------------
to be partners or joint venturers with each other.

     37.  Time  of the  Essence.  Time is of the  essence  with  regard  to each
          ----------------------
provision of this Lease.

     38. Evidence of Authority. If Tenant is other than a natural person, Tenant
         ---------------------
shall deliver to Landlord such legal documentation as Landlord may request to evidence the authority of those signing this Lease to bind the Tenant and evidence that Tenant is in good standing under the laws of the Bahamas and is qualified to do business and in good standing under the laws of the State of Florida.

     39.  Governing  Law.  This Lease  shall be  construed  and  interpreted  in
          --------------
accordance with and governed by the laws of the State of Florida.

     40. Entire  Agreement.  This Lease is being  executed in connection  with a
         -----------------
Purchase and Sale Agreement of even date, a Promissory Note of even date and a Mortgage of even date. These documents constitute the entire agreement between the parties, and there is no other agreement between the parties relating in any manner to the Premises.

     41.  Exculpation.  The  term  Landlord  as  used in  this  Lease  so far as
          -----------
covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the Landlord's interest in the Building. Tenant acknowledges and agrees, for itself and its successors and assigns, that no trustee, director, officer, employee or agent of Landlord shall be personally liable for any of the terms, covenants or obligations of Landlord hereunder, and Tenant shall look solely to Landlord's interest in the Building for the collection of any judgment (or enforcement or any other judicial process) requiring the payment of money by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any obligation due Tenant or its successors or assigns.

     42. Covenants are  Independent.  Each covenant of Landlord and Tenant under
         --------------------------
this Lease is independent of each other covenant under this Lease, and no default by either party in performance of any covenant shall excuse the other party from the performance of any other covenant.

     43. Right to Relocate. Intentionally omitted.
         -----------------

     44. Hazardous Materials.
         -------------------

          44.1 Tenant shall not cause or permit any Hazardous Material (as defined in Subsection 45.3 below) to be brought, kept or used in or about the Building by Tenant, its agents, employees, contractors or invitees except for ordinary office supplies reasonably used, operated and maintained in quantities which are standard for ordinary office purposes, and in accordance and compliance with law. Tenant hereby indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all loss, damage, cost and/or expenses (including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building which results from such a breach. Without limiting the foregoing, if the presence of any Hazardous Material in the Building caused or permitted by Tenant results in any contamination of the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Building to the conditions existing prior to the introduction of such Hazardous Material to the Building; provided that the Landlord's approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained.

          44.2 Notwithstanding any provision in this Lease to the contrary, it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment, or subletting of the Premises if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material;
     (ii) the proposed transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question; or (iii) the proposed transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

          44.3 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste", or "restricted hazardous waste" or similar term under the law of the jurisdiction where the property is located, or (ii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. * 1317), (iii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 47 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), or
     (iv) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601).

          44.4 As used herein, the term "Laws" means any applicable federal, state, or local laws, ordinances, or regulation relating to any Hazardous Material affecting the Building, including, without limitation, the laws, ordinances, and regulations referred to in Subsection 45.3 above.

          44.5 Landlord and its employees, representatives and agents shall have access to the Building during reasonable hours and upon reasonable notice to Tenant in order to conduct periodic environmental inspections and tests of Hazardous Material contamination of the Building.

     45. Effect of  Conveyance.  If Landlord shall sell or lease the Building or
         ---------------------
the Project, Landlord shall be entirely freed and relieved of all its covenants and obligations hereunder, and it shall be deemed and construed (without further agreement between the parties hereto or between the parties to such conveyance) that the purchaser or lessee of the Building or the Project has assumed and agreed to carry out all the obligations of Landlord hereunder.

     46.  Easements.  Any diminution or obstruction of light, air or view by any
          ---------
structure that may be erected on lands adjacent to the Building shall not affect this Lease or impose any liability on Landlord. Tenant shall not acquire any right or easement for the use of any door or passageway in any portion of the Building or the Project, except the easement of necessity for ingress and egress, if any, in the doors and passageway(s) directly connecting with the Premises.

     47.  Waiver of Right of  Redemption.  Tenant,  for itself  and all  persons
          ------------------------------
claiming through or under Tenant, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises, or to any new trial in any action or ejectment under any provision of law, after re-entry thereupon by Landlord, or after any warrant to dispossess or judgment in ejectment. If Landlord shall acquire possession of the Premises by summary proceedings or in any other lawful manner without judicial proceedings, it shall be deemed a "re-entry" as that term is used herein.

     48. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY LAW, IT IS MUTUALLY
         -----------------------
AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY DO HEREBY, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BETWEEN THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS ON ANY MATTERS ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OF, OR OCCUPANCY OF, THE PREMISES. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING OR IN ANY ACTION BASED UPON NON-PAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED OF TENANT HEREUNDER. THIS WAIVER IS MADE FREELY AND VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EACH OF THE PARTIES HERETO HAS HAD THE BENEFIT OF ADVICE FROM LEGAL COUNSEL ON THE SUBJECT.

     49. Radon Gas. Radon is a naturally occurring radioactive gas that, when it
         ---------
has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the Dade County public health unit.

     51.  Interpretation.  Should any provisions of this Lease require  judicial
          --------------
interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties hereto have participated in the preparation of this Lease.

     52. No Recordation of Lease. Without the prior written consent of Landlord,
         -----------------------
neither this Lease nor any memorandum hereof shall be recorded or placed on public record. Notwithstanding the foregoing, the Landlord shall be entitled to record a memorandum of lease, without Tenant's consent.

     53.  Option  to  Purchase.  Landlord  hereby  grants to Tenant an option to
          --------------------
purchase the Premises (the "Option") in accordance with the following terms and conditions:

     (a) As long as Tenant is in good standing under this Lease, the Option may be exercised by the delivery of written notice from Tenant to Landlord at any time prior to January 31, 2003. The purchase price shall equal the Option Price (as hereinafter defined) and shall be paid in cash and satisfaction of that certain promissory note between Landlord and Tenant dated of even date herewith (the "Note"), at closing. At closing, which shall take place within sixty (60) days of the date of notice of exercise of the Option, Landlord shall provide, at Landlord's expense, (i) a statutory general warranty deed, and (ii) a closing statement, assignment of lease, title affidavit, non-foreign entity certificate and other closing documents customarily provided in commercial real estate conveyances and reasonably required by Tenant's counsel. At Tenant's option and sole expense, Landlord will provide an owner's title insurance commitment from a title insurance company acceptable to Tenant committing such title company to issue an ALTA Form B Owner Policy of Title Insurance to Tenant insuring good and marketable title in the Premises. At closing, any rent payable by Tenant shall be prorated (with any rent paid by Tenant attributable to the period from and after the closing date to be credited against the purchase price). Landlord shall bear the cost of preparation of the deed, bill of sale and other instruments of conveyance, and Landlord's attorneys' fees. Tenant shall bear the cost of recording the deed, all costs in any way associated with Tenant's obtaining a mortgage loan (including the cost of the simultaneous issue of any loan title policy), the title insurance premium for owner's title policy in amount of the purchase price, surveyor's fees, documentary stamps on the deed, and Tenant's attorneys' fees.

     (b) The  "Option  Price"  for the  purchase  of the  Premises  shall be Two
Million  Four  Hundred   Twenty  Nine   Thousand  One  Hundred   Three   Dollars
($2,405,680.00)

     (c) Tenant's option to purchase the Premises may be exercised and closed notwithstanding any prior or intervening casualty or taking by eminent domain affecting the Premises, and, in any such event, all rights, title, and interest of Landlord in and to any insurance proceeds or condemnation award will be assigned to Tenant.


     54. Application of Proceeds. Tenant acknowledges that Landlord's equity interest in the Premises is $1,244,577.00. In the event of a sale of the Premises, the proceeds of said sale will be distributed as follows:


     (a). First, to satisfaction of all record liens and judgments, other than any mortgage from Landlord to Tenant, arising from the actions or inactions of Tenant;

     (b). Second, to payment to Landlord of $1,244,577.00, plus all amounts due to Landlord by Tenant;

     (c). Third, to payment to Tenant of the principal amount due under the Note, if any, less any amounts payable to Landlord hereunder.

SIGNED, SEALED AND DELIVERED as of the date first above written.

WITNESSES:                                  TENANT:

                                            UNIVERSAL BEVERAGES HOLDING CORP.
                                            a Florida corporation

_______________________                     By:/S/ Jonathon Moore
Print name:______________
_______________________
Print name:______________

                                             (CORPORATE SEAL)

Date Executed:_____________
                                            ____________________________________
                                            Tenant's Employee Identification
                                            Number

     By the execution and delivery of this Lease, Tenant has made and shall be deemed to have made a continuous and irrevocable offer to lease the Premises, on the terms contained in this Lease, subject only to acceptance by Landlord (as evidenced by Landlord's signature hereon), which Landlord may accept in its sole and absolute discretion.



WITNESSES                                   Landlord: BANSGROVE LIMITED, a BVI
                                            Company
_______________________
Print name:______________                   By: Gerardo Hammerer

_______________________
Print name:______________


Date Executed:_____________

                                   EXHIBIT "A"
                                   -----------


LEGAL DESCRIPTION